Exhibit 99.2

Capital Southwest Corporation Q2 2017 Earnings Presentation November 8, 2016 5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com

Forward-Looking Statements • This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things the business, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof, or any other statements that are not historical statements are forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this presentation. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016 and its subsequent filings with the Securities and Exchange Commission. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Capital Southwest does not assume any obligation revise or to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law. Page 2

Conference Call Participants Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Page 3

CSWC Company Overview CSWC has refocused its investment strategy to become a lender to middle-market companies across the capital structure • • • • CSWC was formed in 1961, and became a BDC in 1988 Publicly-traded on Nasdaq under CSWC ticker Internally-managed BDC with RIC status for tax purposes In December 2014, announced split into two separate companies with spin-off of industrial growth company (“CSW Industrials”; Nasdaq: CSWI) which was completed September 30th, 2015 16 employees based in Dallas, Texas Total Assets of $307 MM as of September 30th, 2016 CSWC has made significant strides towards rotating its investment portfolio from equity to credit • • • Page 4

CSWC Corporate Strategy • Building a BDC that pays shareholders attractive and sustainable dividends by establishing: • • • • • A portfolio of investments balanced between liquid and illiquid asset classes A portfolio of predominantly cash generating loans An investment discipline focused on granularity and diversity across asset classes Consistent NAV per share growth through selective equity co-investments A match of fixed and floating rates with financing sources • Maintaining a shareholder friendly Internally Managed structure which: • • • Aligns management incentives with long term sustainable shareholder value creation Incurs lower operating expenses versus the Externally Managed Structure Historically has rewarded performing Internally Managed BDCs with price to book premiums of 0.5x versus Externally Managed peers • Continuing to execute on our I-45 SLF joint venture with Main Street which: • • • • Enhances CSWC origination capabilities in the middle market Grows recurring cash income by investing in a pool of granular and diversified larger middle market first lien loans Allows an appropriate 2:1 leverage, given the asset class, while remaining outside BDC regulatory leverage Cultivates relationships with financial institutions within the Senior Loan Fund credit facility • Pursuing an SBIC License and participation in the Debenture Program to further capitalize our smaller lower middle market investment strategy Page 5

Portfolio Rotation Focused on Credit • Since June 2014, CSWC has transformed its investment portfolio increasing income earning assets from 1% of the investable portfolio to 75% o Exited 22 legacy portfolio equity investments, generating $229 MM in proceeds o Invested $151 MM in 25 middle-market credit investments on balance sheet o Invested $186 MM in 40 credits within I-45 Senior Loan Fund (“I-45”) 1% of Total Assets Generating Recurring Income Debt Assets, 1% 75% of Total Assets Generating Recurring Income Yielding Equity Assets, 12% Cash, 23% Cash, 20% Non-Yielding Assets, 6% I-45, 17% Non-Yielding Assets, 77% Debt Assets, 46% Page 6 9/30/2016 Investable Assets 6/30/2014 (excl. CSWI Companies)

Two Pronged Investment Strategy

Lower Middle Market ("LMM"): CSWC led or Club Deals

- Companies with EBITDA greater than $3 MM
- Typically leverage of 2x – 4x Debt to EBITDA through CSWC debt
- Commitment size up to $20 million with hold sizes of $5 MM to $15 MM
- Originate both Sponsored and Non-sponsored debt investments
- Securities include first lien, unitranche, second lien and subordinated debt
- Non-control equity co-investments alongside debt investments

Upper Middle Market ("UMM"): Syndicated or Club First and Second Lien

- Companies typically have in excess of $50 MM in EBITDA
- Typically leverage of 3x – 5.5x Debt to EBITDA through CSWC debt position
- Hold sizes of $5 MM to $10 MM
- Floating Rate First and Second Lien debt securities
- More liquid assets relative to Lower Middle Market investments
- Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position

CSWC capital southwest

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Q2 2017 Highlights Financial Highlights • Q2 2017 Pre-Tax Net Investment Income of $1.8 MM or $0.11 per weighted average diluted share Paid quarterly dividend of $0.11 per share Closed $100 MM ING led Credit Facility with five bank syndicate • 4 year facility with cost of funding of L + 325 • Includes accordion up to $150 MM Increased Investment Portfolio to $238 MM from $176 MM o $54 MM in net investments added during the quarter Increased I-45 Senior Loan Fund investment portfolio to $173 MM from $134 MM o Increased Deutsche Bank led Credit Facility commitments to $145 MM from $100 MM by adding two new syndicate banks o I-45 distributed $1.3 MM dividend to CSWC during the quarter $58 MM in cash available for investment activity as of quarter end • • • • • Page 8

Financial Highlights Page 9 Quarter Ended 12/31/2015 Quarter Ended 3/31/2016 Quarter Ended 6/30/2016 Quarter Ended 9/30/2016 Financial Highlights Pre-Tax Net Investment Income Per Wtd Avg Diluted Share Pre-Tax Net Investment Income Return on Equity (ROE) Dividends Per Share Earnings Per Wtd Avg Diluted Share Earnings Return on Equity (ROE) NAV Per Share Cash & Cash Equivalents Debt to Equity ($0.04) -0.92% $0.00 ($0.07) -1.67% $17.22 $143,680 0.0x $0.04 1.03% $0.04 $0.16 3.67% $17.34 $95,969 0.0x $0.06 1.34% $0.06 $0.17 3.93% $17.39 $96,957 0.0x $0.11 2.54% $0.11 $0.44 9.87% $17.74 $57,840 0.0x

Q2 2017 Portfolio Originations

Strong portfolio growth with $55 MM in new investments originated in Q2 2017 at a weighted average YTM of 9.8%

Q2 2017 Portfolio Originations

Name	Industry	Type	Market Segment	Par Value	Coupon	Yield to Maturity
Infogroup	Software & IT Services	1st Lien	UMM	$3,204	L + 5.5% (1.5% Floor)	8.3%
Imagine! Print Solutions	Media, Marketing, & Entertainment	1st Lien	UMM	$900	L + 6.0% (1.0% Floor)	7.3%
Amware Fulfillment, LLC	Transportation & Logistics	1st Lien	LMM	$13,400	L + 9.5% (1.0% Floor)	11.3%
Digital River	Software & IT Services	1st Lien	UMM	$2,400	L + 6.5% (1.0% Floor)	7.5%
AG Kings	Food, Agriculture & Beverage	1st Lien	UMM	$10,000	L + 9.0% (1.0% Floor)	11.6%
California Pizza Kitchen	Restaurants	1st Lien	UMM	$5,000	L + 6.0% (1.0% Floor)	7.2%
Dunn Paper	Paper & Forest Products	2nd Lien	UMM	$3,000	L + 8.75% (1.0% Floor)	10.1%
American Teleconferencing	Telecommunications	1st Lien	UMM	$6,911	L + 6.5% (1.0% Floor)	8.2%
Redbox	Gaming & Leisure	1st Lien	UMM	$10,000	L + 7.5% (1.0% Floor)	9.3%
Total				**$54,815**		**9.8%**

Portfolio Originations - Since Quarter End

Name	Industry	Type	Market	Par Value	Coupon	
Lighting Retrofit International	Environmental Services	1st Lien	LMM	$8,000	L + 9.75% (0.5% floor)	10.9%
Total				**$8,000**		

Note: Market Segment refers to Upper Middle Market ("UMM") and Lower Middle Market ("LMM")

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Portfolio Statistics

Continuing to demonstrate quarter over quarter credit portfolio growth

	Quarter Ended 12/31/2015	Quarter Ended 3/31/2016	Quarter Ended 6/30/2016	Quarter Ended 9/30/2016
Portfolio Statistics				
Fair Value of Debt Investments	$60,929	$92,832	$83,730	$137,586
Average Debt Investment Hold Size	$5,077	$5,157	$4,925	$5,982
Fair Value of Debt Investments as a % of Cost	100%	99%	99%	100%
% of Debt Portfolio on Non-Accrual (at Fair Value)[1]	0.0%	0.0%	0.0%	1.8%
Weighted Average Investment Rating[2]	2.0	2.0	1.9	1.9
Weighted Average Yield on Debt Investments	10.31%	10.67%	10.08%	10.00%
Total Fair Value of Portfolio Investments	$134,935	$178,436	$175,915	$238,319
Weighted Average Yield on all Portfolio Investments	10.82%	9.46%	9.35%	9.13%
Investment Mix (Debt vs. Equity)[3]	57% / 43%	65% / 35%	62% / 38%	73% / 27%
Investment Mix (Yielding vs. Non-Yielding)	89% / 11%	90% / 10%	90% / 10%	94% / 6%

[1] CSWC's $2.5 MM sub debt investment (legacy 2012 funding) in Titan Liner is currently in the process of being restructured, with CSWC likely taking a controlling position in the company.

[2] CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2.

[3] Excludes CSWC equity investment in I-45 Senior Loan Fund.

CSWC capital southwest

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Portfolio Mix as of 9/30/2016 at Fair Value Current Portfolio of $238 MM continues to be granular, diverse, and focused on income generating securities Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Non-Yielding Equity 6% Consumer Services 2% Financial Services 2% Specialty Chemicals 1% Healthcare Services 4% Software & IT Services 6% Multi-Sector Holdings (I-45) 25% Yielding Equity 15% 1st Lien 36% Distribution 10% I-45 Senior Loan Fund 21% Healthcare Products 2% Industrial Products 21% Energy Services (Upstream) 6% Consumer Products and 2nd Lien 16% Retail 6% Senior Subordinated Debt 6% Business Services 7% Media, Marketing, & Entertainment 8% Page 12

I-45 Senior Loan Fund Portfolio Current I-45 Portfolio (By Type) Current I-45 Portfolio (By Industry) CSWC invested $8 MM additional equity to fund I-45 portfolio growth to $173 MM 1st Lien 98% 2nd Lien 2% 13% 11% 10% 9% 8% 7% 6% 5% 4% 4% 4% 3% 3% 3% 3% 3% 3% 1% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Total Debt Investments at Fair Value $82,036 $99,214 $134,470 $172,519 Number of Issuers 19 24 31 36 Avg. Investment Size as a % of Portfolio 5.26% 4.17% 3.23% 2.78% Wtd. Avg. I-45 Leverage on Investments 3.3x 3.3x 3.7x 3.6x Wtd. Avg. Yield to Maturity 7.59% 7.85% 8.36% 8.36% Wtd. Avg. Duration (Yrs) 4.5 4.2 4.2 4.4 I-45 Portfolio Statistics

Balance Sheet Highlights Page 14 (In Thousands, except per share amounts) Quarter Ended 12/31/2015 Quarter Ended 3/31/2016 Quarter Ended 6/30/2016 Quarter Ended 9/30/2016 Assets Portfolio Investments Cash & Cash Equivalents Deferred Tax Asset Other Assets $134,935 $143,680 $1,544 $6,421 $178,436 $95,969 $2,342 $7,746 $175,915 $96,957 $1,874 $6,110 $238,319 $57,840 $1,940 $9,176 Total Assets $286,580 $284,493 $280,856 $307,275 Liabilities Payable for Unsettled Transaction Income Tax Payable Other Liabilities $4,850 $2,948 $7,997 $3,940 $0 $7,918 $0 $601 $6,971 $19,361 $733 $8,252 Total Liabilities $15,795 $11,858 $7,572 $28,346 Shareholders Equity Net Asset Value NAV per Share $270,785 $17.22 $272,635 $17.34 $273,284 $17.39 $278,929 $17.74 Debt to Equity Shares Outstanding at Period End 0.0x 15,725 0.0x 15,726 0.0x 15,718 0.0x 15,727

Income Statement Highlights Page 15 (In Thousands, except per share amounts) Quarter Ended 12/31/15 Quarter Ended 3/31/16 Quarter Ended 6/30/16 Quarter Ended 9/30/16 Investment Income Interest Income Dividend Income Fees and Other Income $1,415 $1,612 $280 $2,110 $1,578 $123 $2,292 $1,769 $96 $2,630 $1,995 $101 Total Investment Income $3,307 $3,811 $4,157 $4,726 Expenses Cash Compensation Share Based Compensation General & Administrative Spin-off Related Expenses $1,675 $195 $1,354 $710 $1,403 $257 $1,192 $251 $1,484 $239 $1,344 $172 $1,404 $255 $1,118 $172 Total Expenses Pre-Tax Net Investment Income / (Loss) $3,934 ($627) $3,103 $708 $3,239 $918 $2,949 $1,777 Taxes and Gain / (Loss) Income Tax Benefit (Expense) Net realized gain (loss) on investments Net increase (decrease) in unrealized appreciation of investments $607 ($8,170) $7,060 $788 $12 $1,001 ($547) $199 $2,127 ($412) $3,527 $2,026 Net increase (decrease) in net assets resulting from operations ($1,130) $2,509 $2,697 $6,918 Weighted Average Shares Outstanding Pre-Tax Net Investment Income Per Weighted Average Share Dividends Per Share 15,751 ($0.04) $0.00 15,795 $0.04 $0.04 15,791 $0.06 $0.06 15,806 $0.11 $0.11

Investment Income Detail Constructing a portfolio of investments with recurring cash yield Page 16 (In Thousands) Quarter Ended 12/31/2015 Quarter Ended 3/31/2016 Quarter Ended 6/30/2016 Quarter Ended 9/30/16 Investment Income Breakdown Cash Interest Cash Dividends Management Fees Amortization of purchase discounts and fees Other Income (non-recurring) $1,392 $1,612 $275 $23 $5 $2,063 $1,578 $115 $47 $8 $2,216 $1,769 $95 $76 $1 $2,535 $1,995 $95 $100 $1 Total Investment Income $3,307 $3,811 $4,157 $4,726 Key Metrics Cash Income as a % of Investment Income % of Total Investment Income that is Recurring 99.3% 99.8% 98.8% 99.8% 98.2% 100.0% 97.9% 100.0%

Interest Rate Sensitivity Debt Portfolio Well-Positioned for Changes to Base Interest Rates Yielding Debt Portfolio Composition Fixed 9% Floating 91% Note: Illustrative change in NII is based on a projection of our existing debt investments as of 9/30/16, adjusted only for changes in Base Rates. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 100% floating rate assets and liabilities. Page 17 IllustrativeIllustrative Change in Base Interest RatesNII Change ($'s)NII Change (Per Share) (50bps)$275,074$0.02 50 bps$573,270$0.04 100bps$1,505,025$0.10 150bps$2,456,143$0.16 200bps$3,407,261$0.22

Corporate Information Dallas, TX Capital Southwest Page 18 Securities Listing NASDAQ: CSWC Transfer Agent American Stock Transfer & Trust Company, LLC 800-937-5449 www.amstock.com Corporate Offices & Website 5400 LBJ Freeway 13th Floor Dallas, TX 75240 http://www.capitalsouthwest.com Investor Relations Michael S. Sarner 214-884-3829 msarner@capitalsouthwest.com Corporate Counsel Thompson & Knight / Jones Day Dallas, TX Independent Auditor Grant Thornton Fiscal Year End March 31 Senior Management Bowen S. Diehl President & Chief Executive Officer Michael S. Sarner Chief Financial Officer, Secretary & Treasurer Board of Directors Inside Directors Joseph B. Armes Bowen S. Diehl Independent Directors John H. Wilson William R. Thomas T. Duane Morgan David R. Brooks Jack D. Furst